UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri		63376
(Address of principal executive offices)		(Zip Code)

(636) 474-5000 (636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is filed by MEMC Electronic Materials, Inc. (the “Company”) to file the financial statements required by Item 9.01(a)(1) and furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the consummation of the merger transaction previously reported on July 2, 2010. In the originally filed Form 8-K, the Company reported the consummation of the acquisition by merger of Solaicx, a California corporation (“Solaicx”).

Item 9.01.	Financial Statements and Exhibits.

(a)(1) Financial Statements of Business Acquired

Attached are the following financial statements as required by Item 9.01(a)(1) of Form 8-K:

The audited balance sheet of Solaicx as of January 2, 2010 and the related statements of operations, shareholders’ deficit, and cash flows of Solaicx for the year then ended, the notes related thereto, and the Independent Auditors’ Report attached as Exhibit 99.1 hereto.

The unaudited balance sheets of Solaicx as of April 3, 2010 and January 2, 2010, the statements of operations and cash flows of Solaicx for the three months ended April 3, 2010 and April 4, 2009, and the notes related thereto, attached as Exhibit 99.2 hereto.

(b)(1) Pro Forma Financial Information

Attached is the following pro forma financial information as required by Item 9.01(b)(1) of Form 8-K:

The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations of the Company as of and for the three months ended March 31, 2010 is attached hereto as Exhibit 99.3.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 is attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	Solaicx Audited Financial Statements as of and for the year ended January 2, 2010 and accompanying notes thereto together with the Report of Independent Auditors

99.2	Solaicx Unaudited Financial Statements as of April 3, 2010 and April 4, 2009 and for the three months ended April 3, 2010 and April 4, 2009 and accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: September 13, 2010	By:	/s/ Timothy C. Oliver
		Name:	Timothy C. Oliver
		Title:	Senior Vice President and Chief Financial Officer (on behalf of the registrant and as principal financial officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	Solaicx Audited Financial Statements as of and for the year ended January 2, 2010 and accompanying notes thereto together with the Report of Independent Auditors

99.2	Solaicx Unaudited Financial Statements as of April 3, 2010 and April 4, 2009 and for the three months ended April 3, 2010 and April 4, 2009 and accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information